UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of Earliest Event Reported): January 9, 2015

Intrawest Resorts Holdings, Inc.
(Exact Name of Registrant as Specified in its Charter)

Delaware	001-36286	46-3681098
(State or Other Jurisdiction	(Commission File Number)	(IRS Employer
of Incorporation)		Identification No.)

1621 18th Street, Suite 300, Denver, Colorado 80202

(Address of Principal Executive Offices, Including Zip Code)

Registrant’s telephone number, including area code: (303) 749-8200

Not Applicable
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02. Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers

Departure of Chief Financial Officer

On January 9, 2015, Gary W. Ferrera submitted a notice of resignation from his position as Chief Financial Officer (“CFO”) of Intrawest Resorts Holdings, Inc. (the “Corporation”), effective as of the close of business on January 12, 2015. Mr. Ferrera will be entitled to receive a continuation of his salary and benefits through his 30-day notice period in accordance with his Amended and Restated Employment Agreement. Mr. Ferrera’s Amended and Restated Employment Agreement is attached as Exhibit 10.4 to the Corporation’s Report on Form 10-Q filed with the Securities and Exchange Commission (the “SEC”) on November 10, 2014 and the form of Mr. Ferrera’s Restricted Stock Unit Agreement is attached as Exhibit 10.32 to the Corporation’s Amendment No. 3 to Form S-1 Registration Statement filed with the SEC on January 21, 2014.

Appointment of Chief Financial Officer

On January 11, 2015, the Corporation’s board of directors appointed Travis J. Mayer to serve as the CFO of the Corporation, effective upon the effectiveness of Mr. Ferrera’s resignation. In this role, Mr. Mayer will act as the Corporation’s principal financial officer. Prior to his appointment as CFO, Mr. Mayer, age 32, served as the Executive Vice President, Operations and Business Development of the Corporation since March 2014. Prior to that, he served as Senior Vice President, Financial Analysis, Planning & Business Development of the Corporation since July 2013. From 2007 until July 2013, Mr. Mayer held various finance and business development positions at the Corporation. As the Executive Vice President, Operations and Business Development of the Corporation, Mr. Mayer was a member of the executive team and oversaw the Corporation’s operations, and mergers and acquisitions. Prior to joining the Corporation, Mr. Mayer was a member of the U.S. Ski Team for eight years and represented the U.S. at two Olympic Games, earning a silver medal in the 2002 Olympics in Salt Lake City, Utah. Mr. Mayer holds an M.B.A. from Harvard Business School and a B.S. from Cornell University, summa cum laude.

On January 12, 2015, the Corporation entered into an Amended and Restated Employment Agreement (the “Employment Agreement”) with Mr. Mayer in connection with his promotion to CFO. The following summary of the terms of the Employment Agreement is qualified in its entirety by reference to the full text of the Employment Agreement, which is filed as Exhibit 10.1 hereto, and which is incorporated herein by reference. Except for changes to his title and responsibilities, as well as minor changes to reconcile the agreement with recent changes to the Corporation’s policies, the Employment Agreement is substantially the same as Mr. Mayer’s Amended and Restated Employment Agreement dated May 13, 2014, as amended by the first amendment thereto dated September 11, 2014, which are attached as Exhibits 10.2 and 10.6, respectively, to the Corporation’s Form 10-Q filed with the SEC on November 10, 2014, each of which are incorporated herein by reference. The Employment Agreement does not reflect any additional compensation that was not included in Mr. Mayer’s prior employment agreement.

Pursuant to the Employment Agreement, Mr. Mayer will serve as the Corporation’s Executive Vice President, Chief Financial Officer and Treasurer. The Employment Agreement provides that Mr. Mayer will receive a base salary of $300,000 and is eligible to receive a target bonus of 75% of his base salary under the terms of the Corporation’s annual performance-based cash bonus plan. The Employment Agreement also provides that Mr. Mayer is eligible to participate in all of the Corporation’s benefits, retirement and perquisite plans generally available to the Corporation’s similarly-situated executives.

The Employment Agreement provides that, if Mr. Mayer’s employment is terminated by the Corporation other than for cause or by Mr. Mayer for good reason, he will receive (i) continued base salary payments for 12 months, less any income received from alternate employment during such 12-month period, (ii) any unpaid annual bonus with respect to the prior year, plus a pro-rated annual bonus for the year of termination, and (iii) continuation of health benefits for 12 months. For purposes of the Employment Agreement, "good reason" means, in summary, (a) a reduction in base salary (other than an across-the-board reduction affecting all senior executives), (b) a relocation of principal place of employment to another country or a location more than fifty miles from Mr. Mayer's current principal place of employment, (c) a material and adverse alteration in responsibilities or title, or (d) an intentional material breach by the Corporation of the employment agreement.

The Employment Agreement further provides that if Mr. Mayer’s employment is terminated by the Corporation without cause or by Mr. Mayer for good reason within 12 months following a "change in control" (as defined in the Intrawest Resorts Holdings, Inc. 2014 Omnibus Incentive Plan), he will receive the benefits described in the preceding paragraph, except that he will receive base salary payments for the 12-month period in full, regardless of any income received from alternate employment during such 12-month period.

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The Employment Agreement contains standard provisions for non-competition and non-solicitation of the Corporation’s employees that become effective as of the date of Mr. Mayer’s termination of employment and that continue for one year thereafter. The Employment Agreement also contains standard perpetual provisions relating to confidentiality, intellectual property and non-disparagement.

There are no family relationships between Mr. Mayer and any director or other executive officer of the Corporation and he was not selected by the Corporation’s board of directors to serve as CFO pursuant to any arrangement or understanding with any person.

Item 7.01. Regulation FD Disclosure.

On January 13, 2015, Intrawest Resorts Holdings, Inc. (the “Company”) issued a press release announcing preliminary ski season metrics. A copy of the press release is attached hereto as Exhibit 99.1

Item 8.01. Other Events
Press Release Announcing Appointment of New CFO
On January 13, 2015, the Corporation issued a press release announcing the appointment of Mr. Mayer as the new Chief Financial Officer of the Corporation. A copy of the press release is attached hereto as Exhibit 99.2.

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits

Exhibit No.	Description
10.1	Amended and Restated Employment Agreement, dated January 12, 2015, by and between Intrawest Resorts Holdings, Inc. and Travis J. Mayer.
99.1	Press Release of Intrawest Resorts Holdings, Inc. dated January 13, 2015 announcing season-to-date results.
99.2	Press Release of Intrawest Resorts Holdings, Inc. dated January 13, 2015 announcing the appointment of a new Chief Financial Officer.

The information in Item 7.01 of this Current Report on Form 8-K, including the Exhibit attached hereto as Exhibit 99.1, is being furnished in accordance with the provisions of General Instruction B.2 of Form 8-K and shall not be deemed to be “filed” for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that section. The information contained in this Current Report on Form 8-K, including Exhibit 99.1, that is being furnished under Item 7.01 shall not be deemed incorporated by reference into any filing under the Securities Act of 1933, as amended, or the Exchange Act, whether made before or after the date hereof, except as shall be expressly set forth by specific reference in such filing.
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SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Intrawest Resorts Holdings, Inc.

	By:	/s/ Thomas F. Marano
Thomas F. Marano
Chief Executive Officer

Date: January 13, 2015

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Exhibit No.	Description
10.1	Amended and Restated Employment Agreement, dated January 12, 2015, by and between Intrawest Resorts Holdings, Inc. and Travis J. Mayer.
99.1	Press Release of Intrawest Resorts Holdings, Inc. dated January 13, 2015 announcing season-to-date results.
99.2	Press Release of Intrawest Resorts Holdings, Inc. dated January 13, 2015 announcing the appointment of a new Chief Financial Officer.

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